                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                            UNIVERSAL BIOENERGY, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

          Nevada                     333-123465                   20-1770378
----------------------------    ---------------------        -------------------
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
     of incorporation)                                       Identification No.)

                            6420 West Kensington Road
                             Oklahoma City, OK 73132
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  405-826-0652
               --------------------------------------------------
               Registrant's telephone number, including area code

                              PALOMINE MINING INC.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

       On October 24, 2007, Palomine Mining, Inc. ("Palomine"), entered into a stock purchase and reorganization agreement (the "Stock Purchase Agreement") with Universal Bioenergy North America, Inc., a Nevada corporation ("Universal") and with Mortensen Financial Limited, a shareholder of Palomine ("Mortensen") pursuant to which Palomine agreed to purchase from the shareholders of Universal all of the issued and outstanding shares of Universal in exchange for shares of Palomine. Pursuant to the Stock Purchase Agreement, in exchange for all of the issued and outstanding shares of Universal, Palomine will issue to the shareholders of Universal 2,000,000 shares of common stock of Palomine. Mortensen, a shareholder of Palomino, agreed to contribute 1,800,000 shares of its common stock of Palomine to the amount of shares being delivered to the Universal shareholders by Palomine. Such issuance (and contribution by Mortensen) will represent an issuance of 44% of the issued and outstanding shares of Palomine while only increasing the issuance the then present outstanding shares of common stock of Palomine by 200,000 shares (due to the contribution by Mortensen). In order to fulfill the requirements of the Stock Purchase Agreement, Palomine prior to the consummation of the transactions contemplated by the Stock Purchase Agreement shall: (i) complete a forward split of its common stock in the amount of five (5) shares of common stock for each share of common stock outstanding; and (ii) amend its articles of incorporation changing its name to "UNIVERSAL BIOENERGY, INC.".

ITEM 5.03 Amendments to Articles of Incorporation

       Palomine has changed its corporate name to Universal Bioenergy, Inc. by filing an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada on October 24, 2007.

       The Board of Directors and the stockholders representing a majority of the issued and outstanding common stock of Palomine approved of the amendment of the Articles of Incorporation by written consent.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

       The following document is being filed herewith by Palomine as an exhibit to this Current Report on Form 8-K:

       10.1 Stock Purchase and Reorganization Agreement between Palomine, Inc., Universal Bioenergy North America, Inc., and Mortensen Financial Limited dated October 24, 2007.

       10.2   Amendment to Articles of Incorporation

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PALOMINE MINING, INC.
                                          Registrant)


Date:  October 31, 2007                   By: /s/ Frank H. Ward
                                              --------------------------------
                                              Frank H. Ward
                                              Chief Executive Officer, President
                                              and Treasurer